UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2009

MEAD JOHNSON NUTRITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34251	80-0318351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 West Lloyd Expressway Evansville, Indiana	47721-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 429-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(f)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Overview

On February 19, 2009, the Compensation and Management Development Committee of the Board of Directors (the “BMS Compensation Committee”) of Bristol-Myers Squibb Company (“BMS”) approved 2008 annual incentive award payouts under the BMS Performance Incentive Plan and certified payouts to be made under the BMS Long-Term Performance Award Program based on performance during the fiscal year ended December 31, 2008, for each of the Mead Johnson Nutrition Company (the “Company”) executive officers named in the compensation-related tables for 2008 (collectively, the “Named Executive Officers”) set forth in the Company’s Registration Statement on Form S-1 (Registration No. 333-156298), as amended, at the time it became effective on February 10, 2009 (the “Registration Statement”), and the related final prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission on February 11, 2009. Such tables did not reflect payout levels based on 2008 performance under the BMS Performance Incentive Plan and the BMS Long-Term Performance Award Program because, at the time the Registration Statement became effective (such time, the “Effective Time”), certain 2008 performance results had not yet been determined or the results had not yet been certified by the BMS Compensation Committee. Furthermore, the tables in the Registration Statement and Prospectus did not include the amounts of any other payments that are calculated, in whole or in part, based on 2008 payout levels under the BMS Performance Incentive Plan or the BMS Long-Term Performance Award Program.

The following is a description of the information relating to 2008 compensation of the Company’s Named Executive Officers that was not available at the Effective Time:

BMS 2008 Annual Incentive Awards

Payout levels pursuant to the 2008 annual incentive awards for the Company’s Named Executive Officers under the BMS Performance Incentive Plan were not included in the Registration Statement and Prospectus for two reasons. First, BMS’s 2008 net operating cash flow, which was one of the performance metrics used in determining a portion of the 2008 annual incentive awards, had not been determined as of the Effective Time. Actual net operating cash flow for 2008 has now been determined to be $3.852 billion, or 115.6% of $3.333 billion, which was the target performance goal with respect to the 2008 annual incentive awards. Second, individual payout levels were determined based on an assessment of individual performance pursuant to a process that was not complete until February 19, 2008, when the BMS Compensation Committee approved the payouts. The amounts of these payouts are set forth in the table below entitled “Summary Compensation Table”.

BMS Long-Term Performance Awards

Payout levels for 2008 under the BMS Long-Term Performance Award Program for the 2006-2008, 2007-2009 and 2008-2010 performance periods were not included in the Registration Statement and Prospectus for two reasons. First, 2008 net operating cash flow was the performance metric used to determine 50% of the 2008 payout of the 2008-2010 special award and, as noted above, the results had not been determined as of the Effective Time. Second, the BMS Compensation Committee must certify payout levels pursuant to these awards and, notwithstanding achievement of the relevant performance goals, is permitted to apply negative discretion to reduce or eliminate payments. This certification did not take place until February 19, 2009.

The following is a summary of payout levels under the 2006-2008, 2007-2009, 2008-2010 regular and 2008-2010 special long-term performance awards held by our Named Executive Officers, based on achievement of performance results and certification by the BMS Compensation Committee:

2006-2008 Long-Term Performance Award*

	Target	Actual	Achievement	Payout
Earnings Per Share	$3.92	$4.31	109.9%	219.2%
Net Sales	$59.049 billion	$58.488 billion	99.0%	95.2%
Combined				173.0%

*	Results relate to the full performance period.

2007-2009 Long-Term Performance Award*

	Target	Actual	Achievement	Payout
Earnings Per Share	$1.54	$1.74	113.0%	220.0%
Net Sales	$19.627 billion	$20.597 billion	104.9%	144.1%
Combined				182.1%

*	Results only relate to the second year of the performance period.

2008-2010 Regular Long-Term Performance Award*

	Target	Actual	Achievement	Payout
Earnings Per Share	$1.54	$1.74	113.0%	155.0%
Net Sales	$19.627 billion	$20.597 billion	104.9%	110.8%
Combined				132.9%

*	Results only relate to the first year of the performance period.

2008-2010 Special Long-Term Performance Award*

	Target	Actual	Achievement	Payout
Net Operating Cash Flow	$3.333 billion	$3.852 billion	115.6%	165.0%
Pretax Profit Margin	18.8%	20.7%	110.1%	139.0%
Combined				152.1%

*	Results only relate to the first year of the performance period.

The actual number of shares of BMS common stock that each of the Company’s Named Executive Officers became entitled to receive pursuant to the 2006-2008 award is set forth in the table below entitled “Option Exercises and Stock Vesting”. The actual number of shares of BMS common stock that each of the Company’s Named Executive Officers will become entitled to receive as a result of 2008 performance pursuant to each of the 2007-2009 award, the 2008-2010 regular award and the 2008-2010 special award (provided they remain employed by the Company through the relevant vesting date) is set forth in the table below entitled “Outstanding Equity Awards at Fiscal Year-End”.

Updates to Tables from the Registration Statement and Prospectus

The tables set forth below, or portions thereof, were included in the Registration Statement and Prospectus, but they have been updated to include information that was not calculable as of the Effective Time. New numbers have been indicated by bold italics.

Summary Compensation Table

2008 Fiscal Year

Name and Principal Position(1)	Year	Salary(2) ($)	Bonus ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total ($)
Stephen W. Golsby President and Chief Executive Officer, Mead Johnson	2008	$561,871	$0	$1,060,375	$568,674	$593,483	$492,008	$81,928	$3,358,339

Peter G. Leemputte Senior Vice President and Chief Financial Officer, Mead Johnson	2008	$148,077	$300,000	$50,342	$11,981	$131,998	$61,606	$0	$704,004

Charles M. Urbain President, Asia and Europe, Mead Johnson	2008	$381,866	$0	$502,945	$186,084	$244,464	$362,764	$17,327	$1,695,450

Peter Kasper Jakobsen President, Americas, Mead Johnson	2008	$291,256	$0	$241,661	$57,703	$179,441	$110,130	$310,018	$1,190,209

Dirk H. Hondmann Senior Vice President, Global Research and Development, Mead Johnson	2008	$308,460	$0	$382,433	$69,813	$172,781	$52,894	$13,881	$1,000,262

(1)	Reflects position as of January 1, 2009. Messrs. Golsby, Urbain and Jakobsen served in different positions during 2008.
(2)	Reflects actual salary earned. Mr. Leemputte’s salary was paid from September 22, 2008, the date he assumed the position of Senior Vice President and Chief Financial Officer, through year-end.
(3)

Represents expense recognized by BMS in 2008 under FAS 123R (without regard to estimated forfeitures) for restricted stock, restricted stock units and long-term performance awards (which are denominated as performance shares). Restricted stock granted prior to 2007 is valued based on the average of the high and low prices on the grant date. Restricted stock units granted in 2007 and thereafter are valued based on the BMS closing price on the grant date. BMS pays dividends on unvested restricted stock and restricted stock units. The value of the right to receive dividends is included in the valuation of the restricted stock and restricted stock units. Long-term performance awards granted prior to 2007 are valued based on the average of the high and low prices on the grant date. The 2006-2008 award is valued using a Monte Carlo model, which results in a fair value of 88% of the average of the high and low prices on the grant date. The 2007-2009 and 2008-2010 awards are valued based on the BMS closing price on the grant date. The value of the awards will be amortized over the performance period of the award and adjusted for projected performance.

(4)

Represents expense recognized by BMS in 2008 under FAS 123R (without regard to estimated forfeitures) for stock options. Below are the assumptions used to value the awards included in the 2008 expense, which reflects the unamortized portion of the then outstanding stock option awards.

Expense Year	Grant Date	Expected Term (years)	Volatility (%)	Risk-Free Rate (%)	Dividend Yield (%)	Black- Scholes Ratio	Award Recipient
2008	3/2/04	7	30.0%	3.5%	4.4%	0.2117	Mr. Golsby, Mr. Urbain, Mr. Jakobsen
2008	3/1/05	7	29.4%	4.4%	4.6%	0.2166	Mr. Golsby, Mr. Urbain, Mr. Jakobsen
2008	10/3/05	7	28.3%	4.4%	4.8%	0.2038	Mr. Hondmann
2008	3/7/06	6	26.3%	4.6%	4.8%	0.1874	Mr. Golsby, Mr. Urbain, Mr. Jakobsen, Mr. Hondmann
2008	12/1/06	6	28.1%	4.7%	4.7%	0.2815	Mr. Golsby
2008	3/6/07	6	29.0%	4.7%	4.5%	0.2177	Mr. Golsby, Mr. Urbain, Mr. Jakobsen, Mr. Hondmann
2008	3/4/08	7	31.0%	3.2%	4.3%	0.2167	Mr. Golsby, Mr. Urbain, Mr. Jakobsen, Mr. Hondmann
2008	10/1/08	7	31.5%	3.2%	5.1%	0.1960	Mr. Leemputte

(5)	Represents the annual cash incentive award for 2008 earned under the BMS Performance Incentive Plan. Payments will be made on March 13, 2009.
(6)

Reflects an increase in estimated value of accrued benefits during the year. BMS does not pay above-market interest rates on deferred compensation. For Mr. Urbain, it will reflect the change in the United Kingdom Bristol-Myers Pension Plan benefits based on a conversion from British pounds to U.S. dollars as of the year-end exchange ratio.

(7)

Includes value of perquisites and BMS contributions to the BMS qualified and Benefits Equalization Plan savings plans. For further detail, please see the “All Other Compensation Detail” table in both the Registration Statement and Prospectus.

Outstanding Equity Awards at Fiscal Year-End

2008 Fiscal Year

As described above, the BMS Compensation Committee has certified 2008 payouts of awards under the BMS Long-Term Performance Award Program. Below are the relevant sections of the table from the Registration Statement and Prospectus entitled “Outstanding Equity Awards at Fiscal Year-End” that were affected by such certification. Due to the length and complexity of this table in the Registration Statement and Prospectus, amounts from this table that did not change from the Registration Statement and Prospectus have not been included below.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1) (#)		Market Value of Shares or Units of Stock that Have Not Vested(2) ($)
Stephen W. Golsby	5,918	(3)	$137,594
	4,319	(4)	$100,417
	4,943	(5)	$114,925

Charles M. Urbain	2,981	(3)	$69,308
	2,174	(4)	$50,546
	2,488	(5)	$57,846

Peter Kasper Jakobsen	2,070	(3)	$48,128
	1,510	(4)	$35,108
	1,728	(5)	$40,176

Dirk H. Hondmann	2,070	(3)	$48,128
	1,510	(4)	$35,108
	1,728	(5)	$40,176

(1)	Represents long-term performance awards for which performance goals have been achieved as of 12/31/2008 but that remain subject to continued service requirements.
(2)	Values based on BMS’s closing stock price on 12/31/2008 of $23.25.
(3)	Amounts in this row reflect the second tranche of the 2007-2009 awards at actual performance.
(4)	Amounts in this row reflect the first tranche of the 2008-2010 regular awards at actual performance.
(5)	Amounts in this row reflect the first tranche of the 2008-2010 special awards at actual performance.

Option Exercises and Stock Vesting

2008 Fiscal Year

	Options(1)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Stephen W. Golsby	0	$0	18,977	$432,846	(2)
			13,321	$309,713	(3)

Peter G. Leemputte	0	$0	0	$0	(2)
			0	$0	(3)

Charles M. Urbain	0	$0	11,680	$246,820	(2)
			6,747	$156,868	(3)

Peter Kasper Jakobsen	0	$0	3,871	$84,927	(2)
			0	$0	(3)

Dirk H. Hondmann	0	$0	10,903	$224,746	(2)
			4,671	$108,601	(3)

(1)	Reflects shares acquired on stock option exercises. None of the executives exercised option awards in 2008.
(2)	Reflects restricted shares that vested during 2008. Value realized is based on closing price on vesting date.
(3)	Reflects 2006-2008 long-term performance award payout based on BMS’s closing stock price on 12/31/2008 of $23.25. The award vested as of 12/31/2008.

Present Value of Accumulated Pension Benefits

2008 Fiscal Year

The information in the table below was not included in the Registration Statement and Prospectus, because the amount of 2008 annual incentive award payouts under the BMS Performance Incentive Plan had not yet been determined, and that information was necessary in order to calculate the value, as of December 31, 2008, of accumulated benefits under the BMS Retirement Income Plan, the BMS Benefit Equalization Plan, the BMS Key International Pension Plan and the United Kingdom Bristol-Myers Squibb Company Pension Plan.

Name	Plan Name	# of Years of Credited Service (#)	Present Value of Accumulated Benefits(1) ($)
Stephen W. Golsby(2)	BMS Retirement Income Plan	4.9	$166,093
	BMS Benefits Equalization Plan	4.9	$588,360
	BMS Key International Pension Plan	6.5	$876,445

Peter G. Leemputte	BMS Retirement Income Plan	0.6	$19,257
	BMS Benefits Equalization Plan	0.6	$42,349

Charles M. Urbain(3)	BMS Retirement Income Plan	19.5	$680,771
	BMS Benefits Equalization Plan	19.5	$1,094,830
	BMS United Kingdom Pension Plan	2.4	$52,757

Peter Kasper Jakobsen(4)	BMS Key International Pension Plan	10.8	$331,268

Dirk H. Hondmann	BMS Retirement Income Plan	3.6	$69,334
	BMS Benefits Equalization Plan	3.6	$64,921

(1)

Reflects the present value of the accumulated pension benefits as of December 31, 2008. The present value of accumulated benefits has been calculated based on the following assumptions which were used in BMS’s December 31, 2008 disclosure in BMS’s annual Form 10-K filing for the BMS Retirement Income Plan, the BMS Benefits Equalization Plan and the BMS Key International Pension Plan:

•	65% lump sum utilization for the BMS Retirement Income Plan/BMS Key International Pension Plan and 100% lump sum utilization for the BMS Benefits Equalization Plan.

•	6.5% discount rate for annuities and 5.75% discount rate for lump sums.

•	the RP 2000 mortality table projected to 2016 for annuities.

•	the 2009 lump sum mortality table under Section 417(e)(3) of the Code (combined annuitant and nonannuitant RP 2000 mortality table with projections blended 50% male/50% female) for lump sums.

These assumptions are the same as those disclosed in BMS’s annual Form 10-K filing in conformity with U.S. GAAP. The actual benefit received will vary based on a number of factors including final pay, years of service and interest rates at the time of retirement. No pension payments were made to any Named Executive Officer under these plans in 2008.

(2)	Mr. Golsby was a U.S. expatriate from October 1997 until January 2004, and, therefore, was eligible to participate in the BMS Key International Pension Plan.
(3)

Mr. Urbain was a participant in the United Kingdom Bristol-Myers Pension Plan from February 1987 to July 1989, before he relocated to the United States. The value was converted from British pound to U.S. dollar as of the year-end exchange ratio.

(4)

As a U.S. expatriate, Mr. Jakobsen is not eligible to participate in the BMS Retirement Income and BMS Benefit Equalization Plans. Instead, he is eligible to participate in the BMS Key International Pension Plan.

Termination of Employment Obligations (Excluding Vested Benefits)

2008 Fiscal Year

The information in bold italics in the table below was not included in the Registration Statement and Prospectus, because the amount of 2008 annual incentive award payouts under the BMS Performance Incentive Plan and the payout levels for 2008 under the 2007-2009 award, 2008-2010 regular award and 2008-2010 special award under the BMS Long-Term Performance Award Program had not yet been determined, and that information was necessary in order to calculate the values in bold italics below.

Name	Cash Severance (1)($)	Special Bonus (2)($)	Non- Equity Annual Incentive (3)($)	In the Money Value of Options (4)($)	Restricted Stock Awards (5)($)	Long-Term Performance Plan (6)($)	Retirement (7)($)	Savings Plan Balances (8)($)	Health, Perquisites and Other Benefits (9)($)	Retiree Medical (10)($)	Total ($)	Gross-Up on Excise Taxes (11)($)
Involuntary Termination Not for Cause
Stephen W. Golsby	$851,696	$0	$593,483	$9,658	$414,734	$215,342	$0	$0	$302,161	$0	$2,387,072	$0
Peter G. Leemputte	$825,000	$0	$131,998	$0	$0	$0	$0	$0	$22,090	$0	$979,088	$0
Charles M. Urbain(12)	$415,350	$0	$244,464	$0	$0	$0	$0	$0	$21,432	$0	$681,246	$0
Peter Kasper Jakobsen	$179,921	$0	$179,441	$2,746	$48,569	$75,284	$0	$0	$38,038	$0	$523,998	$0
Dirk H. Hondmann	$316,063	$0	$172,781	$2,912	$48,569	$75,284	$0	$0	$19,733	$0	$635,342	$0

Involuntary Termination Not for Cause Following This Offering
Stephen W. Golsby	$1,135,594	$1,600,000	$593,483	$9,658	$414,734	$215,342	$0	$0	$22,161	$0	$3,990,971	$0
Peter G. Leemputte	$825,000	$0	$131,998	$0	$0	$0	$0	$0	$22,090	$0	$979,088	$0
Charles M. Urbain(12)	$578,523	$154,273	$244,464	$0	$0	$0	$0	$0	$21,432	$0	$998,692	$0
Peter Kasper Jakobsen	$445,518	$103,954	$179,441	$2,746	$48,569	$75,284	$0	$0	$46,740	$0	$902,252	$0
Dirk H. Hondmann	$474,095	$110,622	$172,781	$2,912	$48,569	$75,284	$0	$0	$21,154	$0	$905,416	$0

Qualifying Termination Within 3 Years Following a Change in Control
Stephen W. Golsby	$2,716,341	$0	$593,483	$71,222	$1,131,252	$484,112	$1,768,817	$0	$347,180	$55,238	$7,167,644	$1,994,805
Peter G. Leemputte	$797,500	$0	$131,998	$114,936	$894,660	$0	$291,426	$0	$20,669	$62,022	$2,313,211	$0
Charles M. Urbain(13)	$539,955	$0	$244,464	$28,315	$257,959	$0	$1,129,610	$0	$20,012	$5,277	$2,225,591	$0
Peter Kasper Jakobsen	$297,012	$0	$179,441	$22,372	$220,038	$169,260	$0	$0	$38,038	$0	$926,161	$0
Dirk H. Hondmann	$316,063	$0	$172,781	$24,407	$347,657	$169,260	$0	$11,703	$19,733	$0	$1,061,605	$0

(1)

Involuntary termination represents severance equal to 1.5 times base salary for Messrs. Golsby and Leemputte, 56 weeks of base salary for Mr. Urbain, 31.5 weeks of base salary for Mr. Jakobsen, and 1 year of base salary for Mr. Hondmann. Involuntary termination following the Company’s initial public offering represents severance equal to 2 times base salary for Mr. Golsby and 1.5 times base salary for all other Named Executive Officers. Change in control represents severance equal to 2.99 times base salary plus target bonus for Mr. Golsby, 1 times base salary plus target bonus for Messrs. Urbain and Leemputte and 1 times base salary for Messrs. Jakobsen and Hondmann.

(2)

Reflects special performance bonus with respect to the Company’s initial public offering. For Mr. Golsby, it may range from an amount equal to Mr. Golsby’s regular target bonus in effect as of 12/31/2008 to a maximum amount equal to $1,600,000. For Messrs. Urbain, Jakobsen and Hondmann, it represents an amount equal to their target bonus in effect as of 12/31/2008.

(3)	Reflects annual Performance Incentive Plan awards for 2008.
(4)

Intrinsic values as of 12/31/2008 based on the BMS closing stock price of $23.25 on 12/31/2008. For involuntary termination scenarios, represents unvested awards held at least one year. For change in control, represents all unvested awards.

(5)

Values as of 12/31/2008 based on the BMS closing stock price of $23.25 on 12/31/2008. For involuntary termination scenarios, represents pro-rata portion of awards held at least one year. For change in control, represents all unvested shares.

(6)

Reflects values as of 12/31/2008 based on the BMS closing stock price of $23.25 on 12/31/2008. For involuntary termination scenarios, the amounts represent actual payouts of the first tranche of the regular and special 2008-2010 awards. For change in control, the amounts represent actual payouts of the first and second tranches of the 2007-2009 award and actual payouts of the first tranche of the regular and special 2008-2010 awards.

(7)	Change in control values include a special early retirement subsidy and additional years of credited service and age for Messrs. Golsby, Leemputte and Urbain.
(8)	Reflects vesting of unvested portion of employer matching contributions upon change in control as of 12/31/2008.
(9)

For involuntary termination scenarios, reflects health care continuation through the severance period. For change in control, represents continuation of health and life insurance benefits for three years for Mr. Golsby, one year for Messrs. Leemputte and Urbain and through the severance period for Messrs. Jakobsen and Hondmann. With respect to Mr. Golsby, involuntary termination not for cause and change-in-control scenarios also reflect certain relocation benefits, including (i) coverage for expenses relating to the sale of his home and the related tax gross-up (determined assuming the house was brought into BMS inventory), (ii) reimbursement for up to 10% of the purchase price of his home if its selling price is less than its purchase price, based upon three independent appraisals, and the related tax gross-up (assumed to be the maximum amount reimbursable of $80,000), (iii) reimbursement for the cost of return economy class airfare to Thailand for him and his family and (iv) reimbursement for reasonable costs associated with the shipment of his household goods. With respect to Mr. Jakobsen, involuntary termination and change-in-control scenarios also reflect certain relocation benefits, including economy class airfare for Mr. Jakobsen’s return trip and those of his accompanying dependents and reasonable costs for shipment of household goods back to New Zealand, if Mr. Jakobsen returns to New Zealand within 6 months following involuntary termination.

(10)	Change-in-control values reflect cost to BMS for providing retiree medical benefits. They include additional years of credited service and age for Messrs. Golsby, Leemputte and Urbain.
(11)

Reflects the gross-up under the change-in-control agreements for Messrs. Golsby, Leemputte and Urbain. The reimbursement amount for the excise tax on the excess parachute payment (i.e., the amount subject to the excise tax) is grossed up to account for the effect of federal and state income taxes and the excise tax. The amounts include Federal income tax of 35%, excise tax of 20% and relevant state taxes. The amounts do not reflect employment taxes or amounts attributable to the loss of itemized deductions.

(12)

Mr. Urbain is retirement-eligible under our stock plans and therefore is entitled to a pro-rata portion of restricted stock held for one year from the grant date, accelerated vesting of options held for one year from the grant date and a pro-rata long-term performance award payment based on months worked at the actual payout level for awards held for one year from the grant date.

(13)	Mr. Urbain is retirement-eligible under our stock plans and therefore change-in-control value reflects:

•	Options—The value of the 2008 stock option award which will not have been held for one year from the grant date.

•	Restricted Stock—The difference between a pro-rata portion of restricted stock held for one year from the grant date and all unvested restricted stock including shares held less than one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

By:	/s/ Peter G. Leemputte
Name:	Peter G. Leemputte
Title:	Senior Vice President and Chief Financial Officer

Date: February 25, 2009